UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2008

FLIGHT SAFETY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-33305 (Commission File Number)	95-4863690 (IRS Employer Identification No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                              (860) 245-0191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This report contains forward looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, objectives, missions, or the negative thereof, other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, whether the government will implement WVAS at all or with the inclusion of a SOCRATES® wake vortex sensor, the impact of competitive products and pricing, limited visibility into future product demand, slower economic growth generally, difficulties inherent in the development of complex technology, new products sufficiency, availability of capital to fund operations, research and development, fluctuations in operating results, and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward looking statements. Forward looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this report is furnished pursuant to Item 3.01.

On July 3, 2008, Flight Safety Technologies, Inc. (AMEX:FLT) received notice from the American Stock Exchange that, based on the recent Amex status review of the company's plan to regain compliance with certain Amex continued listing standards, the Amex has determined it is appropriate for it to initiate delisting of the company's securities from the Amex. The company has decided to exercise its right to appeal the Amex delisting decision and has requested a hearing before a committee of the Amex. There can be no assurance the company's requests for continued listing will be granted as a result of such appeal or otherwise.

As previously announced, the company originally was notified by the Amex on October 12, 2007 that the company no longer complied with the Amex's continued listing standards due to shareholder's equity of less than $4 million and net losses in three of its four most recent fiscal years as set forth in Section 1003(a)(ii) of the Amex Company Guide, and that its securities would, therefore, be delisted from the Amex if the company did not show periodic progress in performing the plan of compliance the Amex accepted from the company on February 1, 2008.

The company is continuing to pursue various arrangements to fund its technologies and enhance its financial condition but there can be no assurance as to whether or when the company will complete any such arrangements or the impact of such arrangements on the company.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated July 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FLIGHT SAFETY TECHNOLOGIES, INC. Date: July 8, 2008 /s/ William B. Cotton
William B. Cotton Chief Executive Officer